702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX DYNAMIC FUNDS

RYDEX SERIES FUNDS

Supplement dated January 16, 2026

This Supplement applies to each series of Rydex Dynamic Funds and Rydex Series Funds (each, a “Fund” and collectively, the “Funds”) included in the currently effective Rydex Dynamic Funds’ Class A and Class C Shares Statutory Prospectus and Rydex Series Funds’ Class A, Class C and Institutional Shares Statutory Prospectuses, as supplemented from time to time (each, a “Prospectus”)

This supplement provides new and additional information beyond that contained in each Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, the description of the sales charge waivers and discounts available through Robert W. Baird & Co. in Appendix A (“Intermediary-Specific Sales Charge Waivers and Discounts”) of each Prospectus is deleted in its entirety and replaced with the following:

Robert W. Baird & Co. (“Baird”)

Effective January 1, 2026, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Class A-shares Available at Baird

∙Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

∙Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

∙Shares purchased within 90 days following a redemption from a Fund in the Guggenheim Family of Funds, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

∙A shareholder in the Funds Class C Shares will have their share converted at net asset value to Class A Shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

∙Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

∙Shares sold due to death or disability of the shareholder

∙Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

∙Shares bought due to returns of excess contributions from an IRA Account

∙Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

∙Shares sold to pay Baird fees but only if the transaction is initiated by Baird

∙Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

∙Breakpoints as described in this prospectus

∙Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Guggenheim Family of Funds assets held by accounts within the purchaser’s household at Baird. Eligible Guggenheim Family of Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

∙Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Guggenheim Family of Funds through Baird, over a 13-month period of time

Please retain this supplement for future reference.

SUPP-RYDEX-1-0126x0526

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